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                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints James A. Parke, Kathryn A. Cassidy and Brian T. McAnaney, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution and to act with or without the others, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to $30,000,000,000 aggregate amount of the Corporation's debt securities, debt warrants, preferred stock, guarantees, letters of credit, promissory notes and loan obligations, (ii) a Registration Statement relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act and (iii) any and all amendments and post-effective amendments relating to such Registration Statements as such person or persons executing the same pursuant to this Power of Attorney may approve.

      This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 16th day of February, 2005.

/s/ Dennis D. Dammerman
---------------------------------------
Dennis D. Dammerman
Chairman and Director
(Principal Executive Officer)

/s/ James A. Parke                        /s/ Philip D. Ameen
---------------------------------------   --------------------------------------
James A. Parke                            Philip D. Ameen
Vice Chairman, Chief Financial            Senior Vice President and Controller
Officer and Director                      (Principal Accounting Officer)
(Principal Financial Officer)

/s/ Kathryn A. Cassidy
---------------------------------------
Kathryn A. Cassidy
Senior Vice President - Corporate Treasury
and Global Funding Operation


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/s/ Charles E. Alexander               /s/ John H. Myers
----------------------------------     -----------------------------------------
Charles E. Alexander                   John H. Myers
Director                               Director

/s/ David L. Calhoun                   /s/ Michael A. Neal
-----------------------------------    -----------------------------------------
David L. Calhoun                       Michael A. Neal
Director                               Director

/s/ James A. Colica                    /s/ David R. Nissen
------------------------------------   -----------------------------------------
James A. Colica                        David R. Nissen
Director                               Director

/s/ Pamela Daley                       /s/ Ronald R. Pressman
------------------------------------   -----------------------------------------
Pamela Daley                           Ronald R. Pressman
Director                               Director

/s/ Brackett B. Denniston              /s/ John M. Samuels
-----------------------------------    -----------------------------------------
Brackett B. Denniston                  John M. Samuels
Director                               Director

/s/ Arthur H. Harper                   /s/ Keith S. Sherin
-----------------------------------    -----------------------------------------
Arthur H. Harper                       Keith S. Sherin
Director                               Director

/s/ Jeffrey R. Immelt                  /s/ Robert C. Wright
------------------------------------   -----------------------------------------
Jeffrey R. Immelt                      Robert C. Wright
Director                               Director


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